UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Delek US Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

 Your Vote Counts!  DELEK US HOLDINGS, INC.  2024 Annual Meeting  Vote by May 1, 2024  11:59 PM ET  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V31876-P07063  DELEK US HOLDINGS, INC. 310 SEVEN SPRINGS WAY SUITE 500  BRENTWOOD, TENNESSEE 37027  You invested in DELEK US HOLDINGS, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the stockholder meeting to be held on May 2, 2024.  Get informed before you vote  View the 2023 Annual Report and Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s)  by requesting prior to April 18, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 2, 2024  11:30 a.m., CDST  Virtually at: www.virtualshareholdermeeting.com/DK2024

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Ezra Uzi Yemin	For
1b.	Avigal Soreq	For
1c.	Christine Benson Schwartzstein	For
1d.	William J. Finnerty	For
1e.	Richard J. Marcogliese	For
1f.	Leonardo Moreno	For
1g.	Gary M. Sullivan, Jr.	For
1h.	Vasiliki (Vicky) Sutil	For
1i.	Laurie Z. Tolson	For
1j.	Shlomo Zohar	For
2.	To adopt the advisory resolution approving the executive compensation program for our named executive officers as described in the Proxy Statement.	For
3.	To approve the amendment to our Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.	For
4.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2024 fiscal year.	For

NOTE: If any other matters come before the meeting or any adjournment thereof, the persons named in this proxy will vote in their discretion.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V31877-P07063